UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ING PRIME RATE TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ING PRIME RATE TRUST

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 2, 2007

Dear Shareholder:

On behalf of the Board of Trustees of ING Prime Rate Trust (the “Trust”), we are pleased to invite you to the annual meeting of shareholders (the “Annual Meeting”), to be held at 10:00 a.m., Local time, on June 12, 2007 at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement.  Please take the time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors; and

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote “FOR” each of the proposals.  We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting.  If you have any questions, please do not hesitate to call us at 1-800-992-0180.

Sincerely,

/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF

ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the “Annual Meeting”) of ING Prime Rate Trust (the “Trust”) will be held at 10:00 a.m., Local time, on June 12, 2007, at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the following purposes:

1.                                       To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors;

2.                                       To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares — Series M, T, W, TH and F of the Trust — until the election and qualification of their successors; and

3.                                       To transact such other business, not currently contemplated, that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on March 19, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

/s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Secretary

May 2, 2007

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

PROXY STATEMENT

ING PRIME RATE TRUST

May 2, 2007

Toll-Free:  (800) 992-0180

7337 E. Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 12, 2007

Who is asking for my vote?

The Board of Trustees (the “Board”) of ING Prime Rate Trust (the “Trust”) is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about May 2, 2007 to you and all other shareholders.  The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the “Annual Meeting”).

The words “you” and “your” are used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

What are the Proposals and who can vote on each Proposal?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

	Proposal	Holders of Common Shares	Holders of Preferred Shares
1.	To elect eight members of the Board to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.	Yes	No
2.

To elect two members of the Board to represent the interests of the holders of the Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

		No	Yes

Why did you send me this booklet?

This booklet is a Proxy Statement.  It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust.  You are receiving these proxy materials—a booklet that includes the Proxy Statement and one Proxy Ballot—because you have the right to vote on the important Proposals concerning your investment in the Trust.

Who is eligible to vote?

Shareholders who owned shares in the Trust at the close of business on March 19, 2007 (the “Record Date”) are eligible to vote.  As of the Record Date, the Trust had 163,234,332.490  Common Shares outstanding.  As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares (“Preferred Shares”) outstanding: 3600 shares of Series M; 3600 shares of Series T; 3600 shares of Series W; 3600 shares of Series TH and 3600 shares of Series F.  Each Common Share is entitled to one vote on Proposal 1.  Each Preferred Share is entitled to one vote on Proposal 2.  To the best of the Trust’s knowledge, as of March 19, 2007, no person owned beneficially more than 5% of any class of shares of the Trust.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope or by attending the Annual Meeting in person and voting.  In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, LLC (“Adviser”) (Address: 7337 E. Doubletree Ranch Rd., Scottsdale, Arizona 85258-2034), the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication.  Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.  If a shareholder wishes to participate in the Annual Meeting, the shareholder may still submit the Proxy Ballot originally sent with the Proxy Statement or attend in person.

When and where will the Annual Meeting be held?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 12, 2007, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.  If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

Can I revoke my proxy after I vote it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed Proxy Ballot bearing a later date.  In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote “FOR” each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

Who pays for this proxy solicitation?

The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing and vote tabulation expenses, legal fees, and out of pocket expenses.

How can I obtain more information about the Trust?

Copies of the Trust’s Annual Report for the fiscal year ended February 28, 2007 and the Trust’s Semi-Annual Report for the period ended August 31, 2006 are available upon request, without charge, by writing to: The ING Funds, 7337 E. Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.  This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports.

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each of the Proposals described in this Proxy Statement.

PROPOSAL 1

ELECTION OF TRUSTEES – COMMON SHARES

What is the Proposal?

The Board has nominated eight individuals for election to the Board as Trustees of the Common Shares (the “Common Nominees”).  Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Common Nominee is set forth below.  All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Common Shares.

What factors did the Board consider in selecting the Common Nominees?

The Board nominated eight individuals as Trustees of the Common Shares of the Trust, all of whom currently serve as Trustees of the Common Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

What is the required vote?

The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 1 in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Common Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

Patricia W. Chadwick

J. Michael Earley

R. Barbara Gitenstein

Patrick W. Kenny

Shaun P. Mathews

Sheryl K. Pressler

David W.C. Putnam

John G. Turner

The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot.  If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of

Trustees as provided for in the Trust’s Agreement and Declaration of Trust dated December 2, 1987, as amended (the “Declaration”).

No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Common Nominees.  The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustees

Patricia W. Chadwick Age: 58	Trustee	January 2006 –Present	Consultant and President of self–owned company, Ravengate Partners LLC (January 2000 –Present).	174	Wisconsin Energy (June 2006 – Present).

J. Michael Earley Age: 62	Trustee	February 2002 – Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 – Present).	174	Midamerica Financial Corporation (December 2002 – Present).

R. Barbara Gitenstein(3) Age: 59	Trustee	February 2002 –Present	President, College of New Jersey (January 1999 – Present).	174	None.

Patrick W. Kenny Age: 64	Trustee	January 2005 – Present	President and Chief Executive Officer, International Insurance Society (June 2001 – Present).	174	Assured Guaranty Ltd. (April 2004 – Present); and Odyssey Reinsurance Holdings (November 2006 – Present).

Sheryl K. Pressler Age: 56	Trustee	January 2006 – Present	Consultant (May 2001 –Present).	174	Stillwater Mining Company (May 2002 – Present); California HealthCare Foundation (June 1999 – Present); and Romanian–American Enterprise Fund (February 2004 –Present).

David W.C. Putnam Age: 67	Trustee	November 1999 – Present	Chair, board of Directors and President, F.L. Putnam Securities Company, Inc. (June 1978 – Present).	174	Principled Equity Market Trust (December 1996 – Present); and Asian American Bank and Trust Company (June 1993 – Present).

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Trustees who are “Interested Persons”

Shaun P. Mathews(4) Age: 51	Trustee	June 2006 – Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 – Present); ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).	5

The Mark Twain House & Museum (September 2002 – Present); Connecticut Forum (May 2002 – Present); Capital Community College Foundation (February 2002 – Present); ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC, ING Investments, LLC and ING Pilgrim Funding, Inc. (March 2006 – Present).

John G. Turner(4) Age: 67	Trustee	September 2000 – Present	Retired.	174	Hormel Foods Corporation (March 2000 – Present); and Conseco, Inc. (September 2003 – Present).

(1)          Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board’s retirement policy, which states that each duly elected or appointed Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the purposes of this table, “Fund Complex” means the following investment companies:  ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.  The number of Funds in the Fund Complex is as of February 28, 2007.

(3)          Dr. Gitenstein has notified the Board of her intention to retire. It is currently expected that her retirement will be effective on or around November 30, 2007. The Board has not nominated any candidate to replace Dr. Gitenstein and has not yet determined whether to do so.

 (4)       Messrs. Mathews and Turner are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Pursuant to the retirement policy adopted by the Board, Walter H. May retired as a Trustee, effective January 11, 2007, and is not being considered for election as a Trustee of the Trust. The following table sets forth information concerning Mr. May. The address for Mr. May is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustee

Walter H. May Age: 70	Trustee	November 1999 — January 2007	Retired.	174	BestPrep (September 1991 –Present).

(1)          Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board’s retirement policy which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70.  A unanimous vote of the Board may extend the retirment date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the the purposes of this table, “Fund Complex” means the following investment companies:  ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.  The number of Funds in the Fund Complex is as of February 28, 2007.

Please read the section “Further Information About the Trustees and Officers” starting on page 12 of this Proxy Statement before voting on Proposal 1.

What is the Board’s recommendation on Proposal 1?

The Board recommends that shareholders vote “FOR” the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above.  If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

PROPOSAL 2

ELECTION OF TRUSTEES – PREFERRED SHARES

What is the Proposal?

The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares (the “Preferred Nominees”).  Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified.  Information about each Preferred Nominee is set forth below.  Both Preferred Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if elected by holders of Preferred Shares.

What factors did the Board consider in selecting the Preferred Nominees?

The Board nominated two individuals as Trustees of the Preferred Shares, including one individual who currently serves as a Trustee of the Preferred Shares of the Trust and one individual who currently serves as a Trustee of the Common Shares of the Trust.  The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below.  In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

What is the required vote?

The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.  Shareholders do not have appraisal rights in connection with Proposal 2 in this proxy statement and there is no cumulative voting for the election of Trustees.

Who are the Preferred Nominees?

For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

John V. Boyer

Roger B. Vincent

The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot.  If any of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustees

John V. Boyer Age: 53	Trustee	January 2005 - Present	President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - Present). Formerly, Executive Director, The Mark Twain House & Museum (3) (September 1989 - November 2005).	174	None.

Roger B. Vincent Age: 61	Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 – Present).	174	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Jock Patton, will resign his position as a Trustee of the Preferred Shares, effective June 30, 2007, and is not being considered for election as a Trustee of the Trust.  The following table sets forth information concerning Mr. Patton.  The address for Mr. Patton is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships/Trusteeships Held by Trustee

Independent Trustees

Jock Patton Age: 61	Chairman and Trustee	August 1995 – June 2007.	Private Investor (June 1997 – Present).	174	JDA Software Group, Inc. (January 1999 – Present); and Swift Transportation Co. (March 2004 – Present).

(1)          Trustees are considered for election by shareholders on an annual basis and serve until their successors are duly elected and qualified, subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)          For the the purposes of this table, “Fund Complex” means the following investment companies:  ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.  The number of Funds in the Fund Complex is as of February 28, 2007.

(3)          Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002.  ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

Please read the section “Further Information About the Trustees and Officers” starting on page 12 of this Proxy Statement before voting on Proposal 2.

What is the Board’s recommendation on Proposal 2?

The Board recommends that shareholders vote “FOR” the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above.  If shareholders do not elect any of the Preferred Nominees, the current Trustees may consider other courses of action.

FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

How long will the Trustees serve on the Board?

Trustees are considered for election by shareholders on an annual basis and generally hold office until their successors are elected and qualified.  A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust.  In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an Independent Trustee, shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70.  A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year.  A further extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

Do the Trustees own shares of the Trust or certain affiliated entities?

To the best of the Trust’s knowledge, as of March 19, 2007 no Trustee owned 1% or more of the outstanding shares of any class of shares of the Trust, and the Trustees and Executive Officers of the Trust owned, as a group, less than 1% of the shares of each class of the Trust.

The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John V. Boyer	$0	$0
Patricia W. Chadwick	$0	Over $100,000
J. Michael Earley	$0	$50,001 - $100,000
R. Barbara Gitenstein(1)	$0	$50,001 - $100,000
Patrick W. Kenny	$0	$10,001 - $50,000 and $50,001- $100,000(2)
Walter H. May(3)	$0	Over $100,000
Jock Patton(4)	$10,001 — $50,000	Over $100,000
Sheryl K. Pressler	$0	$50,001- $100,000(2)
David W. C. Putnam	Over $100,000	Over $100,000
Roger B. Vincent	$0	Over $100,000 and $50,001 - $100,000(2)

Trustees who are “Interested Persons”
Shaun P. Mathews	$0	$10,001 - $50,000 and Over $100,000(5)
John G. Turner	Over $100,000	Over $100,000

(1)          Dr. Gitenstein has notified the Board of her intention to retire. It is currently expected that her retirement will be effective on or around November 30, 2007. The Board has not nominated any candidate to replace Dr. Gitenstein and has not yet determined whether to do so.

(2)          Held in a deferred compensation account.

(3)          Pursuant to the retirement policy adopted by the Board, Mr. May retired as a Trustee on January 11, 2007 and is not being considered for election as a Trustee of the Trust.

(4)          Mr. Patton will resign his position as a Trustee, effective June 30, 2007, and is not being considered for election as a Trustee of the Trust.

(5)          Held in a deferred compensation account and/or a 401(k) account.

As of December 31, 2006, none of the Independent Trustees or their immediate family members owned any shares of the Trust’s investment adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies).

What are the Committees of the Board?

Audit Committee.  The Audit Committee operates pursuant to a Charter approved by the Board, a copy of which was last provided to shareholders as an appendix to the proxy statement dated May 18, 2006.  The Charter sets forth the responsibilities of the Audit Committee.  The functions of the Audit Committee include, among others, to meet with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and interim accounting controls, and to meet with management concerning these matters, among other things.  The Audit Committee currently consists of five (5) Trustees: Messrs. Earley, Kenny, Putnam, and Vincent and Ms. Pressler, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act.  Mr. Earley serves as Chairperson of the Audit Committee, and Mr. Kenny has been designated as the Audit Committee’s financial expert under the Sarbanes-Oxley Act.  During the fiscal year ended February 28, 2007, the Audit Committee held nine (9) meetings.

Audit Committee Report:  As part of its oversight of the Trust’s financial statements, the Audit Committee reviewed and discussed with the Adviser and KPMG LLP (“KPMG”), the Trust’s independent auditor, the Trust’s financial statements for the fiscal year ended February 28, 2007.  The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.  The Audit Committee received and reviewed the written disclosures from KPMG required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed KPMG’s independence with KPMG.  The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services and fees to assure compliance with the Trust’s and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the fiscal year ended February 28, 2007, be included in the Trust’s Annual Report to shareholders.  The Audit

Committee also recommended the selection of KPMG to serve as independent auditor for the fiscal year ending February 28, 2008.

Valuation, Proxy and Brokerage Committee.  The Board has a Valuation, Proxy and Brokerage Committee whose functions include, among others, reviewing the determination of the value of securities held by the Trust for which market valuation quotations are not readily available, overseeing management’s administration of proxy voting and overseeing the effectiveness of the Adviser’s compliance with changing regulations regarding the allocation of brokerage for services other than pure trade executions.  The Valuation, Proxy and Brokerage Committee operates pursuant to a Charter approved by the Board. The Valuation, Proxy and Brokerage Committee currently consists of four (4) Independent Trustees: Messrs. Boyer, Patton, Ms. Chadwick and Dr. Gitenstein.  Ms. Chadwick serves as Chairperson of the Valuation, Proxy and Brokerage Committee.  During the fiscal year ended February 28, 2007, the Valuation, Proxy and Brokerage Committee held five (5) meetings.

Executive Committee.  The Board has an Executive Committee whose function is to act on behalf of the full Board between Board meetings when necessary.  The Executive Committee currently consists of two (2) Independent Trustees and one (1) Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:  Messrs. Patton, Turner and Vincent.  Mr. Patton serves as Chairperson of the Committee.  During the fiscal year ended February 28, 2007, the Executive Committee held no meetings.

Nominating and Governance Committee.  The Board has established a Nominating and Governance Committee for the purpose of, among other things, (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Nominating and Governance Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) reviewing compensation of Independent Board members and making recommendations for any changes; and (6) overseeing the Board’s annual self evaluation process.

In evaluating candidates, the Nominating and Governance Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.  The Nominating and Governance Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary.  Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as Trustee:  such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee.  To be timely, in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee currently consists of four (4) Trustees: Dr. Gitenstein and Messrs. Kenny, Patton and Vincent, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and, in addition, are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act.  Dr. Gitenstein serves as Chairperson of the Nominating and Governance Committee which operates pursuant to a Charter approved by the Board, a copy of which was last provided to shareholders as an appendix to the proxy statement dated May 18, 2006.  The Charter is not available on the Trust’s website.  The Nominating and Governance Committee held no meetings during the fiscal year ended February 28, 2007.

Investment Review Committee.  The Board has established an Investment Review Committee, to among other things, monitor the investment performance of the Trust and make recommendations to the Board of Trustees with respect to the Trust.  The Investment Review Committee for the International/Balanced/Fixed-Income Funds currently consists of four (4) Independent Trustees: Messrs. Boyer and Kenny, Ms. Pressler and Dr. Gitenstein.  Mr. Boyer serves as Chairperson of the International/Balanced/Fixed-Income Investment Review Committee, which operates pursuant to a Charter approved by the Board. During the fiscal year ended February 28, 2007, the International/Balanced/Fixed-Income Investment Review Committee held nine (9) meetings. The Investment Review Committee for the Domestic Equity Funds currently consists of five (5) Independent Trustees and one (1) Trustee who is an “interested person,” as defined in the 1940 Act:  Ms. Chadwick and Messrs. Earley, Patton, Putnam, Turner and Vincent.  Mr. Vincent serves as Chairperson of the Investment Review Committee for the Domestic Equity Funds.  The Investment Review Committee for the domestic equity funds held six (6) meetings during the fiscal year ended February 28, 2007.

Compliance Committee.  The Board has established a Compliance Committee for the purpose of coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust.  The Compliance Committee facilitates information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO.  The Compliance Committee operates pursuant to a Charter approved by the Board.  The Compliance Committee currently consists of five (5) Independent Trustees: Messrs. Boyer, Earley, Kenny, Patton and Putnam.  Mr. Kenny serves as Chairperson of the Compliance Committee.  During the fiscal year ended February 28, 2007, the Compliance Committee held four (4) meetings.

Contracts Committee.  The Board has a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds, including the Trust.  The responsibilities of the Contracts Committee, among other things, include:  (1) identifying the scope and format of information to be provided by service providers in connection with applicable renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees;  (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees.  The Contracts Committee is not responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans.  The Contracts Committee operates pursuant to a Charter approved by the Board.  The Contracts Committee currently consists of six (6) Independent Trustees: Messrs. Boyer, Kenny, Patton, Vincent, and Mses. Chadwick and Pressler.  Mr. Vincent serves as Chairperson of the Contracts Committee.  During the fiscal year ended February 28, 2007, the Contracts Committee held eight (8) meetings.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year.  The Audit and the Valuation, Proxy and Brokerage Committees meet regularly four (4) times per year, the Investment Review Committee meets regularly six (6) times a year, the Contracts Committee meets regularly seven (7) times a year and the remaining Committees meet as needed.  In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.  During the fiscal year ended February 28, 2007, the Board held nine (9) meetings, including regularly scheduled and special meetings.  No Trustee attended less than 75% of the Trust’s Board meetings or meetings of Committees on which a Trustee served.

What are the Trustees paid for their services?

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services according to a fee schedule adopted by the Board, and receives a fee that consists of an annual retainer and a meeting fee component.

The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $45,000 (the Chairperson receives an additional annual retainer of $30,000); (ii) an additional annual retainer of $20,000 each to the Audit Committee and the Investment Review Committee Chairpersons; (iii) an additional retainer of $15,000 to the Contracts Committee Chairperson; (iv) an additional retainer of $10,000 each to the Valuation, Proxy and Brokerage Committee and Compliance Committee Chairpersons; (v) an additional retainer of $10,000 to the Nominating and Governance Committee Chairperson (the Chairperson of the Nominating and Governance Committee is paid on a quarterly basis and only if the Committee has been active.  The compensation per quarter to the Chairperson is $2,500, which, if the Committee has been active for all four quarters, will result in the Chairperson receiving the full annual retainer of $10,000.); (vi) $7,000 for each in-person meeting of the Board; (vii) $3,000 for attendance at any Committee meeting; (viii) $1,000 for meeting attendance as a chairperson; (ix) $2,000 per telephonic meeting; and (x) out-of-pocket expenses.  The pro rata share paid by the Trust is based on the Trust’s average net assets as a percentage of the average net assets of all the Funds managed by the Adviser and its affiliates for which the Trustees serve in common as Directors/Trustees.

The Trustees who are “interested persons” of the Trust receive no compensation from the Trust.

The following table has been provided to the Trust by the Adviser and its affiliates and sets forth information regarding the compensation paid to the Trustees for the Trust’s fiscal year ended February 28, 2007 for service on the Boards of the ING Funds complex.

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from Trust and Fund Complex Paid to Trustees(2)
John V. Boyer	$5,501	N/A	N/A	$200,000
Patricia W. Chadwick	$4,053	N/A	N/A	$148,000
J. Michael Earley	$4,318	N/A	N/A	$158,000
R. Barbara Gitenstein	$4,066	N/A	N/A	$148,000
Patrick W. Kenny	$3,683	N/A	N/A	$134,250	(3)
Shaun P. Mathews(4)	$0	N/A	N/A	$0
Walter H. May(5)	$10,949	N/A	$262,000	$432,000
Jock Patton	$5,647	N/A	N/A	$205,000
Sheryl K. Pressler	$3,188	N/A	N/A	$115,550	(3)
David W.C. Putnam	$3,846	N/A	N/A	$140,000
John G. Turner(4)	$0	N/A	N/A	$0
Roger B. Vincent	$5,682	N/A	N/A	$157,500	(3)

(1)          The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.  A Trustee may elect to receive payment of his or her retirement benefit in a lump sum or in three substantially equal payments.  If no such election is made the retirement benefit will be paid in one lump sum.  The amount reflected is compensation from all Funds in the Fund Complex.

(2)          Trustee compensation includes compensation paid by Funds that are not discussed in this Proxy.  As of February 28, 2007, the Fund Complex consisted of 174 registered investment companies or series thereof.

 (3)     During fiscal year ended February 28, 2007, Messrs. Kenny and Vincent and Ms. Pressler deferred $44,750, $52,500 and $55,000, respectively, of their compensation payable by the Fund Complex.

(4)        Messrs. Mathews and Turner are “interested persons” of the Trust, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)          Pursuant to the retirement policy adopted by the Board, Mr. May retired as a Trustee on January 11, 2007.

Are the Trustees required to attend the Annual Meeting?

The Trust has no formal policy regarding Trustee attendance at meetings of the Trust’s shareholders.  No Trustee was in attendance at the prior year’s annual meeting.

Who are the officers of the Trust?

The Trust’s officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.  The chart below lists the officers of the Trust.  The address for the officers of the Trust, except Stanley D. Vyner, is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  The address for Mr. Vyner is 230 Park Avenue, New York, NY 10169.

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 51	President and Chief Executive Officer	November 2006 – Present

President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 – Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 – Present). Formerly, CMO, ING USFS (April 2002 – October 2004); and Head of Rollover/Payout (October 2001 – December 2003).

Stanley D. Vyner Age: 56	Executive Vice President	August 2003 - Present

Executive Vice President, ING Investments, LLC(2) (July 2000 – Present); and Chief Investment Risk Officer (January 2003 – Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Michael J. Roland Age: 48	Executive Vice President	February 2002 – Present

Head of Mutual Fund Platform (February 2007 – Present); and Executive Vice President, ING Investments, LLC(2)and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 – January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Joseph M. O’Donnell Age: 52	Executive Vice President Chief Compliance Officer	March 2006 – Present November 2004 – Present

Chief Compliance Officer of the ING Funds (November 2004 - Present); ING Investments, LLC(2) and Directed Services, LLC (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 – December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Robert S. Naka Age: 43	Executive Vice President and Chief Operating Officer Assistant Secretary	March 2006 – Present July 1996 – Present

Executive Vice President and Chief Operating Officer, ING Funds Services, LLC(3) and ING Investments, LLC(2) (March 2006 – Present); and Assistant Secretary, ING Funds Services, LLC(3) (October 2001 – Present). Formerly, Senior Vice President (August 1999 – March 2006).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Todd Modic Age: 39	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 – Present). Formerly, Vice President, ING Fund Services, LLC(3) (September 2002 – March 2005).

Kimberly A. Anderson Age: 42	Senior Vice President	November 2003 – Present	Senior Vice President, ING Investments, LLC(2) (October 2003 – Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 – October 2003).

Ernest J. C’DeBaca Age: 37	Senior Vice President	May 2006 - Present

Senior Vice President, ING Investments, LLC(2) (December 2006 – Present); and ING Funds Services, LLC(3) (April 2006 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 – March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 – December 2003).

Robert Terris Age: 36	Senior Vice President	May 2006 - Present

Senior Vice President, Head of Division Operations, ING Funds (May 2006 – Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 – March 2006).

Robyn L. Ichilov Age: 39	Vice President and Treasurer	November 1997 – Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 – Present) and ING Investments, LLC(2) (August 1997 – Present).

Daniel A. Norman Age: 49	Senior Vice President Treasurer	April 1995 - Present June 1997 – Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 – Present).

Jeffrey A. Bakalar Age: 47	Senior Vice President	November 1999 – Present	Senior Vice President and Group Head, ING Senior Debt Group, ING Investment Management Co. (January 2000 – Present).

Elliot A. Rosen Age: 53	Senior Vice President	May 2002 – Present	Senior Vice President in the Senior Floating Rate Loan Group, ING Investment Management Co. (February 1999 – Present).

William H. Rivoir II Age: 56	Senior Vice President and Assistant Secretary	February 2001 – Present

Senior Vice President, ING Investment Management Co. (January 2004 - Present). Formerly, Counsel, ING USFS Law Department (January 2003 – December 2003); and Senior Vice President, ING Investments, LLC (2) (June 1998 – December 2002).

Curtis F. Lee Age: 52	Senior Vice President and Chief Credit Officer	February 2001 – Present	Senior Vice President and Chief Credit Officer in the Senior Floating Rate Group, ING Investment Management Co. (January 2001 – Present).

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Lauren D. Bensinger Age: 53	Vice President	August 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson Age: 48	Vice President	September 2004 – Present

Vice President, ING Funds Services, LLC(3) (September 2004 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 – September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 – October 2001).

Kimberly K. Palmer Age: 50	Vice President	March 2006 – Present

Vice President, ING Funds Services, LLC(3) (March 2006 – Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 – March 2006), Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 – August 2004); Associate Partner, AMVESCAP PLC (October 2000 – May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 – May 2003).

Denise Lewis Age: 43	Vice President	January 2007 - Present

Vice President, ING Funds Services,
LLC(3) (December 2006 – Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 – August 2003).

Susan P. Kinens Age: 30	Assistant Vice President	February 2003 – Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 – Present); and has held various other positions with ING Funds Services, LLC(3) for the last five years.

Huey P. Falgout, Jr. Age: 43	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 – Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 – September 2003); and Associate General Counsel, AIG American General (January 1999 – November 2002).

Theresa K. Kelety Age: 44	Assistant Secretary	August 2003 – Present	Counsel, ING Americas, U.S. Legal Services (April 2003 – Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 – April 2003).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)          ING Investments, LLC was previously named “ING Pilgrim Investments, LLC.”  ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)          ING Funds Services, LLC was previously named “ING Pilgrim Group, LLC.”  ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)          ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

What are officers paid for their services?

The Trust does not pay its officers for the services they provide to the Trust.  Instead, the officers, who are also officers or employees of the Adviser or its affiliates, are compensated by the Adviser or its affiliates.

Who are the Trust’s advisers, distributor and administrator?

ING Investments, LLC serves as the investment adviser to the Trust, ING Funds Distributor, LLC serves as the Trust’s distributor and ING Funds Services, LLC serves as the Trust’s administrator.  The principal office of the investment adviser, the distributor and the administrator is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona  85258-2034.  ING Investment Management Co. serves as sub-adviser to the Trust.  The principal office of the sub-adviser is 10 State House Square, SHS 14, Hartford, Connecticut 06103.  The investment adviser, the sub-adviser, the distributor and the administrator are all indirect, wholly-owned subsidiaries of ING Groep N.V. and are affiliated with one another.

Who are the Trust’s independent public accountants?

The accounting firm of KPMG currently serves as the independent auditor for the Trust.  The Board has selected KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2008.

The following table shows fees paid to KPMG for professional audit services during the Trust’s most recent fiscal years ended February 28, 2007 and February 28, 2006, as well as, fees billed for other services rendered by KPMG to the Trust.

	2007	2006
Audit Fees (1)	$68,750	$65,000

Audit-Related Fees (2)	$33,125	$24,200

Tax Fees (3)	$8,838	$3,200

All Other Fees (4)	$0	$3,150

(1)          Audit fees consist of fees billed for professional services rendered for the audit of the Trust’s year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)          Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s consolidated financial statements and are not reported under “Audit

Fees.”  These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)          Tax fees consist of fees billed for professional services for tax compliance.  These services include assistance regarding federal, state, and local tax compliance.

(4)          All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

The aggregate non-audit fees billed by KPMG for services rendered to the Trust, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal years ended February 28, 2007 and February 28, 2006 were $994,400 and $234,850, respectively.

All of the services described in the table above were approved by the Audit Committee pursuant to approval policies and procedures adopted by the Committee.  Pursuant to such policies and procedures, the Audit Committee pre-approves: (i) all audit and non-audit services to be rendered to the Trust by KPMG; and (ii) all non-audit services impacting the operations and financial reporting of the Trust provided by KPMG to the Adviser or any affiliate thereof that provides ongoing services to the Trust (collectively, “Covered Services”).  The Audit Committee has adopted approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise pre-approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting.  The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management.  Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board will periodically consider whether KPMG’s receipt of non-audit fees from the Trust, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Trust is compatible with maintaining the independence of KPMG.

KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust.  Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

GENERAL INFORMATION

What happens to my proxy once I vote it?

The Board has named Todd Modic and Huey P. Falgout, Jr. as proxies of the Trust.  If you follow the instructions when you vote, your proxies will vote your shares as you have directed.  If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

What if a Proposal that is not in the Proxy Statement comes up at the Annual Meeting?

If any other matter is properly presented, your proxies will vote in accordance with their best judgment.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I want to attend the Annual Meeting and vote in person.  How do I do this?

The Annual Meeting will be held at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.  If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.  If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

What are my voting rights and the quorum requirements?

Each share of each class of the Trust is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.  Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date.  A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve either or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy.  The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum.  A plurality of the votes duly cast is required for the election of a Trustee (i.e., the nominee receiving the greatest number of votes will be elected).  Abstentions and broker non-votes therefore will not have an effect on the election of a Trustee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust’s officers, Trustees, Adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust’s outstanding securities (“Reporting Persons”), to file reports of ownership of the Trust’s securities and changes in such ownership with the SEC and the New York Stock Exchange.  Such persons are required by the U.S. Securities and Exchange Commission (the “SEC”) regulations to furnish the Trust with copies of all such filings.

Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons, the Trust believes that during the fiscal year ended February 28, 2007, its Reporting Persons complied with all applicable filing requirements.

Shareholder Communications with the Board of Trustees.

Shareholders may send other communications to the Board of Trustees, a Committee thereof, or an individual Trustee.  Such communications should be sent to the Trust’s Secretary at the address on the front of this Proxy Statement.

What is the deadline for submitting a shareholder proposal for the Trust’s 2008 Annual Meeting?

It is anticipated that the next annual meeting of the Trust will be held in June 2008 but the exact date, time and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Trust’s next annual meeting must be in writing and received at the Trust’s principal executive offices no later than January 2, 2008, in order for the proposal to be considered for inclusion in the Trust’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Trust’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Trust’s bylaws do not contain such an advance notice provision, for the Trust’s 2008 Annual Meeting of shareholders, shareholders must submit to the Trust written notice of a shareholder proposal on or before March 18, 2008.

Please vote by returning your Proxy Ballot in the enclosed postage-paid envelope.

/s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Secretary

May 2, 2007

ING PRIME RATE TRUST - COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 12, 2007, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. To elect eight members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

(1) Patricia W. Chadwick, (2) J. Michael Earley, (3) R. Barbara Gitenstein, (4) Patrick W. Kenny, (5) Shaun P. Mathews, (6) Sheryl K. Pressler, (7) David W.C. Putnam, and (8) John G. Turner.	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

2.             Not Applicable

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Signature	Date	Signature (Joint Owners)	Date

2

ING PRIME RATE TRUST - AUCTION RATE CUMULATIVE PREFERRED SHARES SERIES M, T, W, TH AND F

ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR JUNE 12, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Todd Modic and Huey P. Falgout, Jr. (“Proxies”), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Annual Meeting of shareholders (the “Annual Meeting”) of the ING Prime Rate Trust (the “Trust”) to be held at: 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on June 12, 2007, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponements(s) thereof.

Please vote, sign and date this Proxy Ballot and return it in the enclosed envelope.

These voting instructions will be voted as specified.  If no specification is made, this voting instruction will be voted “FOR” all Proposals.

In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible.  Your vote is important regardless of the number of shares you own.

TO VOTE:

1)                 Read the Proxy Statement

2)                 Check the appropriate boxes on the Proxy Ballot

3)                 Sign and date the Proxy Ballot

4)                 Return the Proxy Ballot in the envelope provided

Please indicate your vote by an “X” in the appropriate box below.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS.

3

VOTE ON TRUSTEES	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Not Applicable

2.               To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares – Series M, T, W, TH and F of the Trust – until the election and qualification of their successors.

(1) John V. Boyer, and (2) Roger B. Vincent

	[ ]	[ ]	[ ]

To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies.

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Signature	Date	Signature (Joint Owners)	Date

4

April 23, 2007

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:                              ING Prime Rate Trust (the “Trust”)
(File No. 811-05410)

Dear Ladies and Gentlemen:

Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, enclosed for filing via the EDGAR system is a definitive proxy statement and proxy ballots for an Annual Meeting of Shareholders (the “Meeting”) of the Trust.

The Meeting is being held for the purpose of electing trustees.

Should you have any questions, please contact the undersigned at 480-477-2278.

Very truly yours,

/s/ Chris C. Okoroegbe

Chris C. Okoroegbe
Fund Counsel

Attachment

7337 E. Doubletree Ranch Rd.	Tel: 480-477-3000
Scottsdale, AZ 85258-2034	Fax: 480-477-2700
www.ingfunds.com